Exhibit 99.1



CERTIFICATION OF PERIODIC REPORT

I, Nathan A. Roesing, the Vice-President/CFO of Pelican Properties, International Corp., a Florida corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) to my knowledge, the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ; and

         (2) to my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 14, 2002.


                                       /s/ Nathan A. Roesing
                                       -------------------------------
                                       Nathan A. Roesing, Vice-President/CFO